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                                 EXHIBIT 10.56


                   FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT
                           AND OTHER LOAN DOCUMENTS
   RELATING TO THE SOUTHTRUST BANK N.A. $32,393,000 REVOLVING LINE OF CREDIT
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                  FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT
                           AND OTHER LOAN DOCUMENTS

     THIS FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") is entered into as of the 15/th/ day of December, 2000, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (hereinafter referred to as "Borrower"), WELLS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation ("Guarantor"), and SOUTHTRUST BANK, an Alabama banking corporation (as successor by conversion to SouthTrust Bank, National Association, a national banking association) (hereinafter referred to as "Lender").

                               R e c i t a l s:

     Borrower and Lender have entered into a Revolving Loan Agreement dated as of May 3, 2000 (the "Loan Agreement"), pursuant to which Lender agreed to make a revolving loan to Borrower in the principal amount of $35,000,000.00 (the "Loan"). The Loan is evidenced by a Revolving Note dated as of May 3, 2000, payable by Borrower to the order of Lender in the principal amount of the Loan (the "Note") and is guaranteed by Guarantor pursuant to a Guaranty Agreement dated as of May 3, 2000, executed by Guarantor for the benefit of Lender (the "Guaranty").

     Lender and Borrower, with the consent of Guarantor, have agreed to make certain modifications to the Loan Agreement and the other Loan Documents. Borrower, Guarantor, and Lender have entered into this Amendment for the purpose of evidencing the modification of the Loan in accordance with their agreement.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Definitions. Capitalized terms used, but not defined, in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

     2. Amendments to Loan Documents. The Loan Documents are hereby amended and modified in the following respects:

          (a) The "Maximum Loan Amount", as defined in Article One of the Loan Agreement, is hereby amended and reduced to the principal sum of $32,393,000.00.

          (b) The definition of the term "Officer's Certificate" appearing on page seven (7) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          ""Officer's Certificate" means certificate in the form of Exhibit B attached hereto executed by the chief executive officer or executive vice president of the Person on whose behalf such certificate is being executed (or, if applicable, the chief executive officer of the general partner or manager of such Person)."

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          (c)  The definition of the term "Senior Management" appearing on page eight (8) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          ""Senior Management" means (i) the Chief Executive Officer, Chairman of the Board, President, and Chief Operating Officer of Borrower or Guarantor, and (ii) any other Persons with responsibility for any of the functions typically performed in a corporation by the officers described in clause (i)."

          (d) Section 5.1.5(c) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "(c)  Quarterly Project Statements. As soon as available, and in any
                ----------------------------
          event within forty-five (45) days after the first three fiscal quarters of each fiscal year, an Operating Statement and Rent Roll for the Project accompanied by a certificate of the Chief Financial Officer of Wells REIT to the effect that each such Operating Statement and Rent Roll fairly, accurately, and completely present the operations and leasing status of the Project for, or as of the end of, the period indicated (provided that no Rent Roll shall be required for the Project which is leased entirely under a single Lease)."

          (e) Section 6.2 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

               "6.2  Transactions Included. A Transfer within the meaning of
                     ---------------------
          Section 6.1 shall be deemed to include, without limitation, (i) an installment sales agreement wherein Borrower agrees to sell the Collateral or any part thereof for a price to be paid in installments;
          (ii) an agreement by Borrower leasing all or a substantial part of the Project for other than actual occupancy by a space lessee thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to the Leases or any rents therefrom; (iii) any divestiture of Borrower's title to the Collateral or any interest therein in any manner or way, whether voluntary or involuntary, or any merger, consolidation, dissolution or syndication affecting Borrower; (iv) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, or transfer of any of such corporation's stock or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than ten percent (10%) of such corporation's stock shall be vested in an Acquiring Person who is not now a stockholder of such corporation or any change in the control of such corporation directly or indirectly; (v) if Borrower or any general partner of Borrower is a limited or general partnership, joint venture, or limited liability company, the change, removal, resignation, or addition of a general partner, managing partner, limited partner, joint venturer, manager, or member, or the transfer of any partnership interest of any general partner, managing partner, or limited partner, or the transfer of any interest of any joint venturer or member (or the transfer of any interest of any Person directly or indirectly controlling such partner, joint venturer, or member by operation of law or otherwise) to an Acquiring Person; and
          (vi) if Borrower or any

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          general partner of Borrower is a business trust, the change, removal, resignation, or addition of a trustee, or the voluntary or involuntary sale, conveyance, or transfer of any beneficial interest."

          (f) Section 7.1.3 and Section 7.1.8 of the Loan Agreement are hereby deleted in their entirety.

     3. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the satisfaction of the following conditions precedent prior to or concurrently with the execution and delivery of this Amendment by
Lender:

          (a) Borrower shall have duly executed and delivered this Amendment and an Allonge to the Note (the "Allonge"); and

          (b) Lender shall have received evidence of the due authorization by Borrower and Guarantor, as applicable, of the execution and delivery of this Amendment and the Allonge and the consummation of the transactions contemplated herein and therein.

     4. Representations and Warranties. As a material inducement to Lender to modify the Loan as aforesaid, Borrower represents and warrants to Lender that:

          (a) This Amendment and the Allonge constitute a valid and legally binding obligation of Borrower enforceable in accordance with their respective terms and do not violate, conflict with, or constitute any default under any law or regulation binding on or applicable to Borrower, Borrower's limited partnership agreement, or any mortgage, lease, credit, loan agreement, contract, or other instrument binding upon or affecting Borrower;

          (b) All representations and warranties contained in the Loan Documents are true and complete as of the date hereof, and Borrower hereby makes and publishes such representations and warranties in their entirety;

          (c) No Default or event that, with the passage of time or the giving of notice (or both) would constitute a Default, under the Loan Documents has occurred and is continuing as of the date hereof; and

          (d) No setoffs, defenses, claims, or counterclaims on the part of Borrower to payment or performance of the obligations evidenced or created by the Loan Documents, as modified and supplemented pursuant to this Amendment and the other Amendment Documents, exists as of the date hereof.

Borrower agrees that the falsity or inaccuracy of any of the foregoing representations and warranties in any material respect shall constitute a Default pursuant to the Loan Documents.

     5. Guarantor's Consent. Guarantor hereby (i) consents to the execution and delivery of this Amendment by Borrower and the consummation of the transactions described therein, (ii) agrees to be bound by the terms of this Amendment, (iii) agrees to be bound by the terms and conditions of this Amendment, and (iv) acknowledges and agrees that the Guaranty shall remain in full force and effect and that Lender's rights and remedies thereunder shall not be limited,

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impaired, waived, or released in any respect as the result of the execution and delivery of this Amendment and the consummation of the transactions described or contemplated therein.

     6. No Novation. The execution and delivery of this Amendment and the Allonge shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan; rather, this Amendment and the Allonge are strictly amendatory in nature. The Loan shall continue to be secured by the Security Deed, as herein amended, without change in nature, amount, or priority.

     7. Expenses. Borrower shall pay or reimburse Lender, upon Lender's demand therefor, for all reasonable expenses incurred by Lender in connection with the negotiation, preparation, execution, and, if applicable, the recordation of this Amendment and the other Amendment Documents, including, without limitation, attorneys' fees and expenses of Lender's counsel, title insurance premiums, and recording taxes and fees.

     8. Document Protocols. This Amendment shall be governed by the Document Protocols set forth in Article Nine of the Loan Agreement, which are incorporated by reference into this Amendment as if fully set forth herein.

             [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

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     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                              WELLS OPERATING PARTNERSHIP, L.P., a
                              Delaware limited partnership

                              By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                   Its sole General Partner


                                   By: /s/ Douglas P. Williams
                                       ------------------------------------
                                   Name: Douglas P. Williams
                                        -----------------------------------
                                   Title: Executive Vice President
                                         ----------------------------------
                                                        [Affix corporate seal]



                              WELLS REAL ESTATE INVESTMENT TRUST,
                              INC., a Maryland corporation


                              By: /s/ Douglas P. Williams
                                  -----------------------------------------
                              Name: Douglas P. Williams
                                    ---------------------------------------
                              Title: Executive Vice President
                                    ---------------------------------------
                                                        [Affix corporate seal]



                   [EXECUTIONS CONTINUED ON FOLLOWING PAGE]

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                              SOUTHTRUST BANK, an Alabama banking
                              corporation, successor by conversion to SouthTrust Bank, National Association, a national banking association


                              By: /s/ James R. Potter
                                 ------------------------------------
                              Name:     James R. Potter
                              Title:    Vice President



                              [END OF EXECUTIONS]


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